UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2005

                        Franklin Street Properties Corp.
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               (Exact Name of Registrant as Specified in Charter)

         Maryland                    0-32615                  04-3578653
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  (State or Other Juris-           (Commission               (IRS Employer
 diction of Incorporation          File Number)           Identification No.)

    401 Edgewater Place, Suite 200,
        Wakefield, Massachusetts                       01880-6210
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(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300



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         (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year.

Effective March 18, 2005, Franklin Street Properties Corp. (the "Registrant") amended its Bylaws. Article II Section 2 (Annual Meeting), previously read as follows:

      "An annual meeting of the stockholders for the election of directors to succeed directors whose terms in office are expiring and the transaction of any business within the powers of the Corporation shall be held on a date (which date shall not be a legal holiday in the place where the meeting is to be held) and at the time set by the Board of Directors during the month of May in each year. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient."

and has been amended to read as follows:

      "An annual meeting of the stockholders for the election of directors to succeed directors whose terms in office are expiring and the transaction of any business within the powers of the Corporation shall be held on a date (which date shall not be a legal holiday in the place where the meeting is to be held) and at the time set by the Board of Directors during the period between April 29 and May 29 (inclusive) in each year. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient."


Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

            See Exhibit Index attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FRANKLIN STREET PROPERTIES CORP.

Date:  March 21, 2005                By:  /s/ George J. Carter
                                          -------------------------------------
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.               Description
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3.1                       Amendment No. 1 to the Bylaws of the Corporation.